Exhibit 10.99
AMENDMENT TO TRUST AGREEMENT
THIS AMENDMENT to the Trust Agreement dated December 31, 2003 (“Agreement”) is entered into effective as provided herein below, between DYNEGY INC., an Illinois corporation (“Dynegy Illinois”) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the “Trustee”);
WITNESSETH
WHEREAS, Dynegy Illinois has adopted and is maintaining the Dynegy Northeast Generation Inc. Savings Incentive Plan (the “Plan”);
WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);
WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named “Dynegy Inc.”, and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);
WHEREAS, effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Plan from Dynegy Illinois and will become the “Company” for purposes of the Agreement; and
WHEREAS, pursuant to Section 11.1 of the Agreement, Dynegy Illinois may amend the Agreement by delivery of an instrument in writing to the Trustee;
NOW, THEREFORE, BE IT RESOLVED that the Agreement shall be, and hereby is amended to provide that as follows, effective immediately after the Effective Time:
1. The first paragraph of the Agreement shall be deleted and the following four paragraphs shall be substituted therefor:
“THIS AGREEMENT OF TRUST (the ‘Agreement’) effective as of the 31st day of December, 2003, by and between DYNEGY INC., an Illinois corporation (Dynegy Illinois’) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the ‘Trustee’).

Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the ‘Merger Agreement’).
Pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named ‘Dynegy Inc.’, and the Dynegy Illinois will thereafter be renamed ‘Dynegy Illinois Inc.’, as of the Effective Time specified in the Merger Agreement (the ‘Effective Time”).
Effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan (defined below) and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Plan from Dynegy Illinois and all references to the ‘Company’ in the Agreement shall thereafter refer to Dynegy Inc., a Delaware corporation.”
2. All references to “Company Stock” in the Agreement shall refer to shares of common stock of Dynegy Inc., a Delaware corporation.
3. All references to the “Dynegy Stock Fund” in the Agreement shall refer to the investment fund established and maintained to invest in the common stock of Dynegy Inc., a Delaware corporation.
4. Except as modified herein, the Agreement shall remain in full force and effect.
This Amendment may be executed in two or more counterparts, which together constitute one instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement on the dates indicated below, to be effective immediately after the Effective Time.

Attest:	Dynegy Inc., an Illinois corporation

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

		Title:	[ILLEGIBLE]
		Date:	April 2, 2007

Attest:	Vanguard Fiduciary Trust Company

By:

Title:

Date:

Approved and accepted:

Attest:	Dynegy Inc., a Delaware corporation

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

		Title:	[ILLEGIBLE]
		Date:	April 2, 2007

Attest:	Vanguard Fiduciary Trust Company

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

		Title:	Principal
		Date:	4/18/2007

Approved and accepted:

Attest:	Dynegy Inc., a Delaware corporation

By:

Title:
Date: